Net income per share	9 Months Ended
Sep. 30, 2019
Earnings Per Share [Abstract]
Net income per share
2 2 .	Net income per share
Basic and diluted net income per share for each of the period presented are calculated as follows:

	For the nine months ended September 30,
	2018	2019
	RMB	RMB
Numerator:
Net income attributable to ordinary shareholders	2,313,093	8,550,201

Denominator:
Weighted average number of shares – basic	2,872,165,698	2,909,097,086
Adjustments for dilutive options and RSUs	73,065,301	53,911,759

Weighted average number of shares – diluted	2,945,230,999	2,963,008,845

Basic net income per share attributable to ordinary shareholders	0.81	2.94

Diluted net income per share attributable to ordinary shareholders	0.79	2.89
B
asic net income per share is computed using the weighted average number of ordinary shares outstanding during the period. Diluted net income per share is computed using the weighted average number of ordinary shares and dilutive potential ordinary shares outstanding during the respective period
. The potentially dilutive ordinary shares that were not included in the calculation of diluted net income per share in the periods presented where their inclusion would be anti-dilutive include RSUs and options to purchase ordinary shares of 159,258,476 and 152,499,423 for the nine months ended September 30, 2018 and 2019 on a weighted average basis, respectively. For the nine months ended September 30,
2018 and 2019, as JD Logistics was in a loss position, the effect of redemption feature of Jingdong Express Series A Preferred Shares was anti-dilutive and excluded from the calculation of diluted net income per share.